Convertible debt and loans payable	12 Months Ended
Oct. 31, 2020
Text Block [Abstract]
Convertible debt and loans payable

8.	Convertible debt and loans payable

(i)	Convertible debt
Convertible debt consisted of the following:

	2020	2019	2018
	$	$	$
Proceeds of issue of convertible loan notes	386,190	386,190	386,190
Transaction costs	—	—	—

Net Proceeds from issue of convertible loan notes	386,190	386,190	386,190

Convertible component	96,548	96,548	96,548
Transaction costs related to equity component	—	—	—
Conversion into common shares	(96,548)	—	—

Total convertion feature of convertible debt	—	96,548	96,548

Liability component at date of issue (net of transaction costs)	289,642	289,642	289,642
Prior year interest plus accretion	99,549	39,212	—

	2020	2019	2018
	$	$	$
Accrued interest at 8%	4,956	30,114	20,718
Accretion expense during the year	4,975	30,223	18,494
Conversion into common shares	(395,861)	—	—
Foreign Exchange on Translation	(3,261)	(4,984)	(5,105)

Carrying amount of liability component at October 31	—	384,207	323,749

On March 6, 2018, the Company obtained an investment from Sustainable Chemistry Alliance (“SCA”) for $386,190 with the issuance of a
3-year,
8% unsecured convertible debenture. Upon the completion of a qualified financing, and at either the Company’s or holder’s option, the debenture could be converted to common shares at a 20% discount to the effective share price of the qualifying transaction, or failing conversion, was to be repaid in full with full-term interest. Accrued interest was payable at the maturity date.
The conversion feature has been recorded as an embedded derivative liability as the exercise price may be adjusted upon the issuance or deemed issuance of additional common shares at a price less than the conversion price contained in the convertible debenture. The fair value of the embedded derivative liability upon issuance was $96,548. The residual value of $289,643 was allocated to the convertible loan payable which has an effective interest rate of 9.62%.
On December 27, 2019, the convertible debenture with SCA was converted to common shares as a result of the additional funding exceeding $10 million and thereby triggering the “qualifying transaction” clause of the debenture agreement. Per the terms of the agreement, the principal amount of $386,190 plus accrued interest of $55,788 was converted at a 20% discount to the Series B share price of $40.05 resulting in the issuance of 13,436 common shares.

(ii)	BDC Capital Loan
On December 16, 2019, the Company entered into a binding agreement with BDC Capital Inc. for a loan of $5.3 million (Cdn. $7 million) to help finance the expansion plans of the Company, which is to be distributed in three tranches, the second and third tranches based on certain milestones. The maturity date of the loan is December 14, 2023 and will be funded in three tranches based on the achievement of specific milestones by the Company. The base rate of interest is 16% per annum, paid monthly, plus additional accrued interest of 3% that can be reduced to 0% based on the achievement of certain milestones by the Company. Principal payments will begin on the first anniversary date of the loan and shall be made at approximately $132,00 (Cdn. $175,000) per month with a balloon payment of $532,000 (Cdn. $700,000) at maturity.
On February 10, 2020, the Company received the first tranche of the loan for $2.36 million (Cdn. $3 million). Transaction costs associated with the loan amounted to $95,876 (Cdn. $121,861) and were deducted from the loan balance.

(iii)	Loans payable
As at October 31, 2020, the Company has the following amounts outstanding:

	2020	2019
	$	$
Loan payable, due on demand bearing interest at 3.6% per annum, principal and interest payable monthly in the amount of $601 (C$801)	42,064	49,837
Loan payable, due on demand bearing interest at 4.5% per annum, principal and interest payable monthly in the amount of $526 (C$700)	30,552	36,735

	72,616	86,572